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                              Schedule 13E-3/A-5

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                      Rule 13e-3 Transaction Statement

                               Final Amendment

      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934

                and Rule 13e-3 (Section 240.13e-3) thereunder)

              NEW ENERGY COMPANY OF INDIANA LIMITED PARTNERSHIP
              -------------------------------------------------
                              (Name of the Issuer)

                   NEW ENERGY CORP. (f/k/a CORN ENERGY, INC.)
                   ------------------------------------------
                      (Name of person(s) Filing Statement)

                     UNITS OF LIMITED PARTNERSHIP INTEREST
                     -------------------------------------
                         (Title of Class of Securities)

                                      NONE
                                      ----
                       (CUSIP Number of Class of Securities)

       James C. Kennedy, One East Fourth Street, Cincinnati, Ohio 45202
       ----------------------------------------------------------------
                                 (513)579-2538
                                 -------------
     (Name, Address and Telephone number of Person Authorized to Receive
      Notices and Communications on Behalf of Person(s) Filing Statement

This statement is filed in connection with (check the appropriate box):
a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c.  [ ]  A tender offer.
d.  [ ]  None of the above.

Check the following box if the soliciting material of information statement referred to in checking box (a) are preliminary copies: [ ]

Calculation of Fee
|----------------------------------------------------------------------------|
|         Transaction valuation*                Amount of filing fee         |
|         $9,034,800                            $1,807                       |
|----------------------------------------------------------------------------|

[x]  Check box if any part of the fees is offset as provided by Rule 0-11
     (a)(20) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the Date of its filing.

Amount previously paid:  $1,807
                         ------
Form or Registration No.:  Schedule 14A
                           ------------
Filing Party:  New Energy Corporation of Indiana
               ---------------------------------
Date Filed:  July 22, 1997
             -------------

___________________________

     *$9,034,800 is the total consideration to be received by the Issuer under the proposed transaction.


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The Rule 13e-3 Transaction to which this Schedule applies was completed on
December 23, 1997, in accordance with the terms and conditions previously disclosed. This amendment is filed pursuant to the requirement of Rule 13e-3(d)(3).


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                                  SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                          December 23, 1997
                                          ------------------------------------
                                               (Date)



                                          /s/ Rodger M. Miller
                                          ------------------------------------
                                               (Signture)


                                          Rodger M. Miller
                                          ------------------------------------


                                          President
                                          ------------------------------------
                                          (Name and Title)









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